                                 EXHIBIT 10.02

                              PURCHASE AGREEMENT

          This Purchase Agreement (this "Agreement") is made as of October 20,
                                         ---------
2000 between Nanopierce Technologies, Inc., a Nevada corporation (the

"Company"), and Harvest Court LLC (the "Purchaser").
 -------                                ---------

          WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to sell to the Purchaser and the Purchaser desires to purchase from the Company certain shares (the "Initial Shares") of
                                                          --------------
the Company's common stock, $0.0001 par value per share (the "Common Stock"),
                                                              ------------
for an aggregate purchase price of $7,500,000; and

          WHEREAS, on the Additional Closing Date (as defined herein), if any, the Purchaser shall, subject to and upon the terms and conditions hereof, purchase from the Company, and the Company shall sell to the Purchaser, certain additional shares (the "Additional Shares" and together with the Initial Shares,
                        -----------------
the "Shares") of Common Stock for an additional aggregate purchase price of
     ------
$7,500,000.

          NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

          1.   Closings. (a) The closing of the sale of the Initial Shares
               --------
(the "Initial Closing") shall take place at the offices of Robinson Silverman
      ---------------
Pearce Aronsohn & Berman LLP ("Robinson Silverman"), 1290 Avenue of the
                               ------------------
Americas, New York, New York 10104, on the date of this Agreement or such later date or other location as the parties shall agree. The date of the Initial Closing is hereinafter referred to as the "Initial Closing Date." At the
                                           --------------------
Initial Closing: (A) the Company shall deliver to the Purchaser: (1) a stock certificate representing a number of Initial Shares equal to the quotient obtained by dividing: (x) 7,500,000 by (y) 80% of the average of the ten closing bid prices of the Common Stock on the OTC Bulletin Board (as reported by Bloomberg L.P. at 4:15 PM (New York time for the closing bid price for regular session trading on such day)) during the consecutive ten Trading Days (as defined below) immediately preceding the Initial Closing Date (the "Initial
                                                                    -------
Purchase Price"), registered in the name of the Purchaser and free of all
--------------
restrictive legends, (2) a Common Stock purchase warrant, in the form of Exhibit
                                                                         -------
A, dated as of the Initial Closing Date and registered in the name of the
-
Purchaser, pursuant to which the Purchaser shall have the right to acquire a number of shares of Common Stock equal to 10% of the Initial Shares, upon the terms and conditions set forth therein (the "Initial Warrant") and (3) a file
                                             ---------------
copy of the Initial Supplement (as defined below) which shall be delivered no later than the Trading Day immediately following the Initial Closing Date; and
(B) the Purchaser shall deliver $7,500,000 less the fees contemplated in Section 6(a) hereof, in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose. It shall be a condition precedent to the Purchaser's obligations to acquire and pay for the Initial Shares, that the Company file with the Securities and Exchange Commission (the "Commission") a supplement to the Registration Statement (as defined herein) in order to evidence the offer and sale of the Initial Shares, Initial Reset Shares (as defined herein) and shares of Common Stock issuable upon exercise of the Initial Warrant pursuant to the terms hereunder and under the Registration Statement (the "Initial Supplement"). "Trading Day" means: (a) a day on which the Common Stock is traded, listed or quoted, as the case may be, on any of the Nasdaq SmallCap Market, New York Stock Exchange, American Stock Exchange or Nasdaq National Market, or (b) if the Common Stock is not listed on any of the Nasdaq SmallCap Market, New York Stock Exchange, American Stock Exchange or Nasdaq National Market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (c) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices), provided, that in the event that the Common Stock is not
                   --------
listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day shall mean any business day.

          (b) Subject to the terms and conditions set forth in this Agreement, the Company shall have the right to deliver a written notice to the Purchaser (a "Subsequent Financing Notice") requiring the Purchaser to purchase, the
 ---------------------------
Additional Shares for an aggregate purchase price of up to $7,500,000 (the "Additional Purchase Price"). A Subsequent Financing Notice may be delivered no
 -------------------------
earlier than 195 Trading Days following the Initial Closing Date and no later than 225 Trading Days following the Initial Closing Date, or as otherwise agreed to by the parties. The closing of the purchase and sale of the Additional Shares (the "Additional Closing" and together with the Initial Closing, a
             ------------------
"Closing") shall take place at the offices of Robinson Silverman on the fifth
--------
(5/th/) business day after the Subsequent Financing Notice is deemed delivered hereunder or on such other date as otherwise agreed to by the parties; provided,
                                                                       --------
that in no case shall the Additional Closing take place unless and until all of the conditions listed in Section 5 have been satisfied by the Company or waived by the Purchaser. The date of the Additional Closing is hereinafter referred to
as the "Additional Closing Date."   Notwithstanding anything herein to the
        -----------------------
contrary, if the product of: (x) the average of the daily trading volume of the Common Stock on the OTC Bulletin Board for the twenty consecutive Trading Days immediately preceding the Additional Closing Date and (y) the average of the volume weighted average price of the Common Stock on the OTC Bulletin Board (as reported by Bloomberg L.P. at 4:15 PM (New York time) for regular session trading on such day) for the twenty consecutive Trading Days immediately preceding the Additional Closing Date (such product, the "Average Price") shall
                                                          -------------
be equal to or less than $200,000, then the Additional Purchase Price shall equal the product of: (x) the quotient obtained by dividing the Average Price by 200,000 and (y) 7,500,000.

          (c) At the Additional Closing, if any: (A) the Company shall deliver to the Purchaser: (1) a stock certificate representing a number of Additional Shares equal to the quotient obtained by dividing: (x) the Additional Purchase Price by (y) 80% of the average of the ten closing bid prices of the Common Stock on the OTC Bulletin Board (as reported by Bloomberg L.P. at 4:15 PM (New York time for the closing bid price for regular session trading on such day)) during the ten Trading

Days immediately preceding the Additional Closing Date (the "Additional Purchase
                                                             -------------------
Price"), registered in the name of the Purchaser and free of all restrictive legends, (2) a Common Stock purchase warrant, in the form of Exhibit A, dated as
                                                             ---------
of the Additional Closing Date and registered in the name of the Purchaser, pursuant to which the Purchaser shall have the right to acquire a number of shares of Common Stock equal to 10% of the Additional Shares, upon the terms and conditions set forth therein (the "Additional Warrant" and together with the
                                   ------------------
Initial Warrant, the "Warrants") and (3) a prospectus supplement to the Registration Statement disclosing the sale of the Additional Shares, Additional Reset Shares (as defined herein) and shares of Common Stock issuable upon exercise of the Additional Warrant pursuant to the terms hereunder and under the Registration Statement (the "Additional Supplement") which shall be delivered on
                             ---------------------
the Trading Day immediately following the Additional Closing Date; and (B) the Purchaser shall deliver the Additional Purchase Price less $2,500 to be paid to Robinson Silverman in payment of the Purchaser's legal fees in connection with the Additional Closing, in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose. It shall be a condition precedent to the Purchaser's obligations to acquire and pay for the Additional Shares that the Company file with the Commission the Additional Supplement.

          2.   Representations and Warranties of the Company.  The Company
               ---------------------------------------------
hereby makes the following representations and warranties to the Purchaser as of the date hereof:

          (a)  Organization and Qualification.  The Company is a corporation
               ------------------------------
duly incorporated, validly existing and in good standing under the laws of the State of Nevada with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted.

          (b)  Authorization.  The Company has the requisite corporate power and
               -------------
authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement and the Warrants by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company other than the filings with the Commission of the prospectus supplements described herein. This Agreement has been duly executed by the Company and, assuming the valid execution thereof by the Purchaser, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability in a proceeding in equity or at law).

          (c)  Capitalization.  The authorized, issued and outstanding capital
               --------------
stock of the Company is set forth in Schedule 2.1(c). Except as disclosed in
                                     ---------------
Schedule 2.1(c), the Company owns all of the capital stock of each of its subsidiaries. No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of the securities of the Company or any subsidiary of the Company entitled to preemptive or similar rights arising out of any agreement or understanding with the Company or any subsidiary by virtue of the transactions contemplated by this Agreement. Except as contemplated by this Agreement or as disclosed in Schedule 2.1(c), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any subsidiary of the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as disclosed in
Schedule 2.1(c), the issue and sale of the Securities (as hereinafter defined) pursuant to the terms hereof will not obligate the Company to issue shares of Common Stock or other securities to any person other than the Purchaser and will not result in a right of any holder of Company securities to adjust the exercise or conversion or reset price under any securities of the Company held by such holders.

          (d)  No Conflicts.  The execution, delivery and performance of this
               ------------
Agreement and the Warrants by the Company and the consummation by the Company of the transactions contemplated hereby does not and will not: (i) conflict with or violate any provision of the Company's certificate or articles of incorporation, bylaws or other charter documents (each as amended through the date hereof), or
(ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument or other understanding to which the Company is a party or by which any material property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations).

          (e)  Issuance of the Shares.  The Company has on the date hereof (and
               ----------------------
will, at all times while the Warrants are outstanding, maintain) an adequate reserve of duly authorized shares of Common Stock, reserved for issuance to the Purchaser, to enable the Company to perform the exercise and other obligations
under this Agreement and the Warrants.   Such number of  reserved and available
shares of Common Stock shall not be less than 4,984,774. The shares of Common Stock issuable upon exercise of the Warrants are collectively referred to herein as the "Underlying Shares." The Shares, Reset Shares (as defined herein),
        -----------------
Warrants and the Underlying Shares are collectively referred to herein as, the "Securities." When issued in accordance with the Warrants, the Underlying
-----------
Shares will be duly authorized, validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal of any kind.

          (f)  Registration Statement.  The Company's Registration Statement on
               ----------------------
Form S-3 (Commission File No. 333-35358) (the "Registration Statement") was
                                               ----------------------
declared effective by the Commission on May 25, 2000 and the Company has not received notice that the Commission has issued or intends to issue a stop order with respect to the Registration Statement or that the Commission otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so. The Registration Statement (including the information or documents incorporated by reference therein), as of the time it was declared effective, and any amendments or supplements thereto, each as of the time of filing, did not contain any untrue statement of material fact or omit to state any material fact required to be state therein or necessary to make the statements therein not misleading. The issuance of the Shares, Reset Shares (if applicable) and Underlying Shares to the Purchaser is covered by the Registration Statement. $30,000,000 of shares of Common Stock (including shares of Common Stock issuable upon exercise of warrants) remain unused and unreserved under the Registration Statement.

          (g)  SEC Documents; Financial Statements. The Company has filed all
               -----------------------------------
reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including, without limitation, all filings
              ------------
required pursuant to Sections 13(a) and 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Documents") on a timely basis or has received a valid
                  -------------
extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Exchange Act
                                         --------------
and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Documents as required under the Exchange Act. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be
                                                 ----
otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Since June 30, 2000, except as specifically disclosed in the SEC Documents: (a) there has been no event, occurrence or development that has or that could result in a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, (b) the Company has not incurred any liabilities (contingent or otherwise) other than (x) liabilities incurred in the ordinary course of business consistent with past practice and (y) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (c) the Company has not altered its method of accounting or the identity of its auditors and (d) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than in compliance with existing Company stock option plans) with respect to its capital stock, or purchased, redeemed (or made any agreements to purchase or redeem) any shares of its capital stock.

          (h)  Certain Fees.   The Purchaser shall have no obligation with
               ------------
respect to any fees incurred by the Company or any other person (other than the Purchaser, if the Purchaser has agreed in writing to pay such fees) or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. Except for the fee payable by the Company to Allied Capital International in connection with the transactions contemplated by this Agreement, the Company shall indemnify and hold harmless the Purchaser, its employees, officers, directors, agents, and partners, and its affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees incurred by the Company or any other person (other than the Purchaser, if the Purchaser has agreed in writing to pay such fees), as such fees and expenses are incurred.

          (i)  Disclosure.  The Company confirms that neither it nor any other
               ----------
person acting on its behalf has provided the Purchaser or its agents or counsel with any information that constitutes or might constitute material non-public information. The Company understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchaser regarding the Company, its business and the transactions contemplated hereby are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          3.   Representations and Warranties of the Purchaser.  The Purchaser
               -----------------------------------------------
represents, warrants and covenants to the Company as follows:

          (a)  Organization; Authorization.  The Purchaser is an entity duly
               ---------------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. Upon the execution and delivery of this Agreement, and assuming the valid execution thereof by the Company, this Agreement shall constitute the valid and binding obligation of such Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (b)  No Conflicts.  The execution, delivery and performance of this
               ------------
Agreement by the Purchaser and the consummation by the Purchaser of the transaction contemplated hereby does not and will not violate its organizational documents or any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Purchaser is subject (including federal and state securities laws and regulations).

          (c)  Broker-Dealer. The Purchaser is not a broker-dealer registered
               -------------
with the Commission nor is the Purchaser a member of the National Association of Securities Dealers.

          (d)  Receipt of Prospectus.  The Purchaser has heretofore received a
               ---------------------
copy of the base prospectus to the Registration Statement.

          (e)  Resales of Securities.  Any resales of the Securities shall be
               ---------------------
made in accordance with the Securities Act and the rules and regulations promulgated thereunder.

          4. Additional Agreements of the Company
             ------------------------------------

          (a)  Issuance of additional shares of Common Stock.  (i) On each of
               ---------------------------------------------
the 65/th/, 130/th/ and 195/th/ Trading Day following the Initial Closing Date (each of such three dates, an "Initial Reset Date"), the Company shall issue to
                               ------------------
the Purchaser a stock certificate, registered in the name of the Purchaser and free of all restrictive legends, representing a number of shares of Common Stock (the "Initial Reset Shares") calculated in accordance with the following
      --------------------
formula:

 (1/3 of the Initial Shares) x [(Initial Purchase Price)(Initial Percentage) -
 -----------------------------------------------------------------------------
                          Initial Adjustment Price)]
                           --------------------------
                            Initial Adjustment Price

     "Initial Percentage" shall mean: (i) for the first Initial Reset Date, 115%, (ii) for the second Initial Reset Date, 125% and (iii) for the third Initial Reset Date, 140%.

     "Initial Adjustment Price" shall mean the average of the twenty two lowest closing bid prices of the Common Stock on the OTC Bulletin Board (as reported by Bloomberg L.P. at 4:15 PM (New York time for the closing bid price for regular session trading on such day)) during the 65 Trading Days immediately preceding the applicable Initial Reset Date, provided that such 65 Trading Day period shall, at the option of the Purchaser, be extended for the number of Trading Days during such period in which the Registration Statement ceases to register or remain effective as to all Shares, Reset Shares and Underlying Shares.

     If the number calculated in accordance with the foregoing formula is zero or a negative number, no Initial Reset Shares shall be issuable by the Company hereunder and the Purchaser shall not be obligated to transfer any shares of Common Stock to the Company.

          (ii) On each of the 65/th/, 130/th/ and 195/th/ trading day following the Additional Closing Date, if any (each of such three dates, a "Additional
                                                                  ----------
Reset Date"), the Company shall issue to the Purchaser a stock certificate,
----------
registered in the name of the Purchaser and free of all restrictive legends, representing a number of shares of Common Stock (the "Additional Reset Shares"
                                                      -----------------------
and together with the Initial Reset Shares, the "Reset Shares") calculated in
                                                 ------------
accordance with the following formula:

    (1/3 of the Additional Shares) x [(Additional Purchase Price)(Additional
    ------------------------------------------------------------------------
                  Percentage) - Additional Adjustment Price)]
                  -------------------------------------------
                          Additional Adjustment Price

     "Additional Percentage" shall mean: (i) for the first Additional Reset Date, 115%, (ii) for the second Additional Reset Date, 125% and (iii) for the third Additional Reset Date, 140%.

     "Additional Adjustment Price" shall mean the average of the twenty two lowest closing bid prices of the Common Stock on the OTC Bulletin Board (as reported by Bloomberg L.P. at 4:15 PM (New York time for the closing bid price for regular session trading on such day)) during the 65 Trading Days immediately preceding the applicable Additional Reset Date, provided that such 65 Trading Day period shall, at the option of the Purchaser, be extended for the number of Trading Days during such period in which the Registration Statement ceases to register or remain effective as to all Shares, Reset Shares and Underlying Shares.

     If the number calculated in accordance with the foregoing formula is zero or a negative number, no Additional Reset Shares shall be issuable by the Company hereunder and the Purchaser shall not be obligated to transfer any shares of Common Stock to the Company.

     (b)  Subsequent Financing.  From the date hereof through the first year
          --------------------
anniversary of the last Closing Date to occur, the Company will not offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition) any of its equity or equity equivalent securities (including the issuance of any debt or other instrument at any time over the life thereof convertible into or exchangeable for Common Stock) at a price which is less than the average of the ten closing bid prices of the Common Stock on the OTC Bulletin Board (as reported by Bloomberg L.P. at 4:15 PM (New York time for the closing bid price for regular session trading on such day)) during the ten Trading Days (as defined below) immediately preceding the issuance date thereof. The restrictions contained in this paragraph shall not apply to the granting of options to employees, officers or directors of the Company, and the issuance of Common Stock upon exercise of such options granted under any stock option plan heretofore or hereinafter duly adopted by the Company.

     (c)  Registration.  On each Initial Reset Date and each Additional Reset
          ------------
Date on which the Company shall issue Reset Shares pursuant to the terms hereof, the Company shall file a supplement to the Registration Statement in order to evidence the issuance of such Reset Shares. If, while the Purchaser holds Securities, the Registration Statement ceases to register or remain effective as to 115% of the Shares, Reset Shares and Underlying Shares, (assuming the Warrant then held by the Purchaser is fully exercised on such date) then held by the Purchaser (such securities, the "Registrable Securities"), then the Company shall as soon as possible, but in any event within 15 business days of such event, prepare and file with the Commission such amendments or supplements to the Registration Statement, or such additional registration statements (as the case may be), as may be required to register such Registrable Securities.

     (d)  Liquidated Damages.  If, while  the Purchaser holds Securities, the
          ------------------
Registration Statement ceases to be effective as to all Securities to which it is required to relate for a period in excess of ten Trading Days then, on such tenth Trading Day and each tenth Trading Day thereafter until the Registration Statement becomes effective as to all Securities to which it is required to relate, the Company shall pay to the Purchaser an amount in cash, as liquidated damages and not as penalty, equal to 3.0% of the closing bid price of the Shares and Reset Shares then held by the Purchaser. If the Company fails to pay any liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 15% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) , accruing daily from the date such liquidated damages become due until such amounts, plus all such interest thereon, are paid in full. The liquidated damages pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a ten-day period prior to a cure hereunder.

     5.   Conditions precedent to the Additional Closing. Notwithstanding
          ----------------------------------------------
anything to the contrary contained in this Agreement, the obligation of the Purchaser to purchase the Additional Shares and Additional Warrant is subject to the satisfaction by the Company or waiver by the Purchaser of each of the following conditions:

     (a)  Closing of Initial Shares.  The Initial Closing shall have occurred;
          -------------------------

     (b)  Accuracy of the Company's Representations and Warranties.  The
          --------------------------------------------------------
representations and warranties of the Company contained in this Agreement shall be true and correct as of the date when made and as of the Additional Closing Date as though made on and as of the Additional Closing Date (other than representations and warranties which relate to a specific date which representations and warranties shall be true as of such specific date);

     (c)  Performance by the Company. The Company shall have performed,
          --------------------------
satisfied and complied with all covenants, agreements and conditions required by this Agreement and the Warrants to be performed, satisfied or complied with by the Company between the Initial Closing Date and the Additional Closing Date;

     (d)  Registration Statement.  The Registration Statement (as supplemented
          ----------------------
pursuant to the terms hereof) shall have remained effective at all times, not subject to any actual or threatened stop order or subject to any actual or threatened suspension at any time prior to the Additional Closing Date;

     (e)  No  Injunction.  Since the Initial Closing Date, no statute, rule,
          --------------
regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, amended, modified or endorsed by any court of governmental authority of competent jurisdiction or governmental authority, stock market or trading facility which prohibits the consummation of any of the transactions contemplated by this Agreement or makes impracticable the transactions contemplated thereby;

     (f)  No Suspensions of Trading in Common Stock. The trading in the Common
          -----------------------------------------
Stock shall not have been suspended by the Commission or on the OTC Bulletin Board or the Nasdaq SmallCap Market at any time since the Initial Closing Date and the Common Stock shall have been at all times since the Initial Closing Date listed for trading on the OTC Bulletin Board or the Nasdaq SmallCap Market;

     (g)  Additional Supplement.  The Company shall have filed the Additional
          ---------------------
Supplement with the Commission; and

     (h)  Market Price of the Common Stock.  The closing bid price of the Common
          --------------------------------
Stock on the OTC Bulletin Board or the Nasdaq SmallCap Market (as reported by Bloomberg L.P. at 4:15 PM (New York time for the closing bid price for regular session trading on such day)) during each of the thirty Trading Days immediately preceding and including the Additional Closing Date shall equal or exceed the Initial Purchase Price.

     6.   Miscellaneous. (a) Fees and Expenses. At the Initial Closing, the
          -------------      -----------------
Company shall reimburse the Purchaser for its: (i) legal fees and expenses incurred in connection with the preparation and negotiation of this Agreement by paying to Robinson Silverman $25,000 and (ii) due diligence expenses in connection with the preparation and negotiation of this Agreement by paying to the Purchaser $15,000. The amounts contemplated by the immediately preceding sentence shall be retained by the Purchaser and shall not be delivered to the Company. Other than the amounts contemplated herein, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Shares.

     (b)  Publicity and Communications.  Neither the Company nor the Purchaser
          ----------------------------
shall issue any press release or make any other public announcement relating to this Agreement unless the content thereof is mutually agreed to by the Company and the Purchaser, or if the Company is advised in writing by its counsel that such press release or public announcement is required by law. Following the date of this Agreement, neither the Company nor any person acting on its behalf shall provide the Purchaser or its agents any information that is likely to constitute material non-public information regarding the Company or its subsidiaries.

     (c)  Entire Agreement; Amendments.  This Agreement contains the entire
          ----------------------------
understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser. The waiver by either party hereto of any right hereunder or the failure to perform or of a breach by the other party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other party whether of a similar nature or otherwise.

     (d)  Notices.  Any and all notices or other communications or deliveries
          -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date,
(iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

          If to the Company:   Nanopierce Technologies, Inc.
                               370 Seventeenth Street, Suite 3580
                               Denver, Colorado 80202
                               Facsimile No.: (303) 592-1054
                               Attn:  Chief Financial Officer

          With copies to:      Kutak Rock LLP
                               717 Seventeenth Street
                               Denver, Colorado 80202-3529
                               Facsimile No.: (303) 292-7799
                               Attn: Robert J. Ahrenholz, Esq.

          If to the Purchaser: To the address set forth under the Purchaser's name on its signature page hereto.

or such other address as may be designated in writing hereafter, in the same manner, by such person.

          (e)  Governing Law. The corporate laws of the State of Nevada shall
               -------------
govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

          (f)  Execution.  This Agreement may be executed in two or more
               ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                            SIGNATURE PAGE FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


                              NANOPIERCE TECHNOLOGIES, INC.


                              By:____________________________________
                                 Name:
                                 Title:



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                   SIGNATURE PAGES OF THE PURCHASER FOLLOW]

                               HARVEST COURT LLC


                               By:_____________________________________
                                  Name:
                                  Title:

                               Address for Notice:

     Address for Notice:       Harvest Court LLC
                               c/o Citco Trustees (Cayman) Limited
                               Commercial Centre
                               P.O. Box 31106 SMB
                               Grand Cayman
                               Cayman Islands
                               British West Indies
                               Facsimile No.: (345) 945-7566

     With copies to:           Robinson Silverman Pearce Aronsohn & Berman LLP
                               1290 Avenue of the Americas
                               New York, NY  10104
                               Facsimile No.: (212) 541-4630 and (212) 541-1432
                               Attn: Eric L. Cohen, Esq.

                                Schedule 2.1(c)

                         Nanopierce Technologies, Inc.
                            Capitalization Schedule
                               October 19, 2000


                                                                                            Issued &
                       Security                                 Authorized                 Outstanding
------------------------------------------------------------------------------------------------------------
Preferred Stock                                                       5,000,000                            0

Common Stock                                                        100,000,000                   36,384,290

Gemini Investment Warrants*                                                                       10,000,000

Warrants                                                                                           1,517,500

Management & Employee Options                                         7,500,000                    6,792,000

------------------------------------------------------------------------------------------------------------

Fully Diluted

Common Stock                                                                                      36,384,290

Gemini Investment Warrants*                                                                       10,000,000

Warrants                                                                                           1,517,500

Management & Employee Options                                                                      6,792,000
                                                                                                  ----------
Fully Diluted                                                                                     54,693,790

------------------------------------------------------------------------------------------------------------

___________________
* The holder of these warrants has informed the Company that it intends to exercise some or all of these warrants on October 19, 2000.

WARRANTS

 No. of       Issue Date  Exp. Date      Price
 Shares
--------------------------------------------------


   120,000
10,000,000*     10/19/00    10/19/00        $ 0.25
   105,000      10/26/99    10/26/02        $ 0.30
    52,500      10/27/99    10/27/02        $ 0.30
    70,000      10/27/99    10/27/02        $ 0.30
    70,000      10/27/99    10/27/02        $ 0.30
   140,000       11/8/99     11/8/02        $ 0.30
    70,000      11/22/99    11/22/02        $ 0.30
    70,000      12/17/99    12/17/02        $ 0.30
    70,000        1/4/00      1/4/03        $ 1.50
    70,000        1/4/00      1/4/03        $ 1.50
    46,000       1/11/00     1/10/03        $2.915
   400,000       1/11/00     1/10/03        $2.915
    62,000       1/11/00     1/10/03        $2.915
    60,000       1/11/00     1/10/03        $2.915
    62,000       1/11/00     1/10/03        $2.915
    50,000       1/11/00     1/10/03        $2.915

__________
* The holder of these warrants has informed the Company that it intends to exercise some or all of these warrants on October 19, 2000.

                                       2